UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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GSV Capital Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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GSV CAPITAL CORP.
2925 Woodside Road
Woodside, CA 94062

May 1, 2014

Dear Stockholder:

You are cordially invited to attend the 2014 Annual Meeting of Stockholders of GSV Capital Corp. (the “Company”) to be held on June 4, 2014 at 8:30 a.m., Pacific Time, at the office of nestGSV, 425 Broadway Street, Redwood City, CA 94063.

The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to: (i) elect two directors of the Company, and (ii) ratify the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

It is important that your shares be represented at the annual meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided, vote your shares by telephone, or vote via the internet. Your vote is important.

Sincerely yours,

/s/ Michael T. Moe

Michael T. Moe
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 4, 2014.

Our proxy statement and annual report on Form 10-K for the year ended December 31, 2013 are available on the Internet at http://investors.gsvcap.com/.

The following information applicable to the Annual Meeting may be found in the proxy statement and accompanying proxy card:

☐	The date, time and location of the meeting;
☐	A list of the matters intended to be acted on and our recommendations regarding those matters;
☐	Any control/identification numbers that you need to access your proxy card; and
☐	Information about attending the meeting and voting in person.

GSV CAPITAL CORP.
2925 Woodside Road
Woodside, CA 94062
(650) 206-4769

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 4, 2014

To the Stockholders of GSV Capital Corp.:

The 2014 Annual Meeting of Stockholders of GSV Capital Corp. (the “Company”) will be held on June 4, 2014 at 8:30 a.m., Pacific Time, at the office of nestGSV, 425 Broadway, Redwood City, CA 94063, for the following purposes:

1. To elect two directors of the Company, each of whom will serve for a term of three years, or until their respective successor is duly elected and qualified;

2. To ratify the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2014; and

3. To transact such other business as may properly come before the meeting.

You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on April 21, 2014. Whether or not you expect to be present in person at the meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided or register your vote by telephone or through the internet. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

/s/ Stephen D. Bard

Stephen D. Bard
Corporate Secretary

Woodside, California
May 1, 2014

This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, vote your shares by telephone, or vote via the internet. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person.

GSV CAPITAL CORP.
2925 Woodside Road
Woodside, CA 94062
(650) 206-2965

PROXY STATEMENT
2014 Annual Meeting of Stockholders

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of GSV Capital Corp. (the “Company,” “GSV Capital,” “we,” “us” or “our”) for use at the Company’s 2014 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 4, 2014 at 8:30 a.m., Pacific Time, at the office of nestGSV, 425 Broadway, Redwood City, CA 94063, and at any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 are first being sent to stockholders on or about May 1, 2014.

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, or otherwise provide voting instructions, either via the internet or by telephone, and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as directors and FOR the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator, Broadridge Financial Solutions, Inc. in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Annual Meeting. Please send any such notice of revocation to GSV Capital Corp., c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717. Any stockholder of record attending the Annual Meeting may vote in person whether or not he or she has previously voted his or her shares. If your shares are held for your account by a broker, bank or other institution or nominee (“Broker Shares”), you may vote such shares at the Annual Meeting only if you obtain proper written authority from your institution or nominee and present it at the Annual Meeting. All of our directors are encouraged to attend the Annual Meeting.

Stockholders of record may also vote either via the internet or by telephone. Specific instructions to be followed by stockholders of record interested in voting via the internet or the telephone are shown on the enclosed proxy card. The internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

Purpose of Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1. To elect two directors of the Company, each of whom will serve for a term of three years, or until their respective successor is duly elected and qualified;

2. To ratify the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2014; and

3. To transact such other business as may properly come before the meeting.

Voting Securities

You may vote your shares, in person or by proxy, at the Annual Meeting only if you were a stockholder of record at the close of business on April 21, 2014 (the “Record Date”). On the Record Date, there were 19,320,100 shares of the Company’s common stock outstanding. Each share of common stock is entitled to one vote.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of the Company’s common stock outstanding on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Broker Shares for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “Broker Non-Votes” with respect to such proposals) will be treated as shares present for quorum purposes.

If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Vote Required

Election of Directors.  The election of a director requires the affirmative vote of a plurality of the votes cast at the Annual Meeting in person or by proxy. Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Ratification of Independent Registered Public Accounting Firm.  The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to ratify the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Additional Solicitation.  If there are not enough votes to approve any proposals at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against the proposal for which an adjournment is sought, to permit the further solicitation of proxies. Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval thereof.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company, its investment adviser and its administrator, in each case without special compensation therefor. Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised.

Any such notice of revocation should be provided in writing, signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

The principal business address of both our investment adviser, GSV Asset Management, LLC (“GSV Asset Management”), and our administrator, GSV Capital Service Company, LLC (“GSV Capital Service Company”), is 2925 Woodside Road, Woodside, CA 94062.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13G filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 2925 Woodside Road, Woodside, CA 94062.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)		Percentage of Class(2)
Interested Directors
Michael T. Moe	13,145		*
Mark D. Klein	28,367	(3)	*
Mark W. Flynn	None		*
Independent Directors
Leonard A. Potter	20,333		*
R. David Spreng	1,666		*
William V. Campbell	None		*
Catherine J. Friedman	None		*
Executive Officers
Stephen D. Bard	61,536	(4)	*
Executive officers and directors as a group	138,597		*
Arrowgross Capital Partners (US) LP(5)	1,033,500		5.35%
Citadel GP LLC(6)	1,131,796		5.86%

*	Represents less than one percent.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.
(2)	Based on a total of 19,320,100 shares of the Company’s common stock issued and outstanding on the Record Date.
(3)	Includes 1,667 shares owned by Mr. Klein’s spouse, which may be deemed to be beneficially owned by Mr. Klein.
(4)	Includes 867 shares owned by Mr. Bard’s spouse, 6,668 shares owned by Mr. Bard’s daughters and 22,334 shares owned by Mr. Bard’s family trust, which may be deemed to be beneficially owned by Mr. Bard.
(5)	Based on information obtained in a Schedule 13G filed jointly by Arrowgrass Capital Partners (US) LP, which serves as the investment manager to Arrowgrass Master Fund, Ltd. and Arrowgrass Capital Services (US) Inc., which serves as the general partner of Arrowgrass Capital Partners (US) LP on January 30, 2014. The address of Arrowgrass Capital Partners (US) LP and Arrowgrass Capital Services (US) Inc. is 1300 Avenue of the Americas, 32nd Floor, New York, NY, 10019.
(6)	Based on information obtained in a Schedule 13G filed jointly by Citadel Advisors LLC, Citadel Advisors Holdings II LP, Citadel GP LLC and Mr. Kenneth Griffin on February 14, 2014 with respect to shares of common stock (and options to purchase and/or other securities convertible into common stock) owned by Citadel Equity Fund Ltd.(“CEF”), Citadel Quantitative Strategies Master Fund Ltd.(“CQ”), and Citadel Securities LLC (“Citadel Securities”). Citadel Advisors is the portfolio manager for CEF. Citadel

Advisors II LLC (“CA2”), is the portfolio manager for CQ. CAH2 is the managing member of Citadel Advisors and CA2. CALC III LP (“CALC3”), is the non-member manager of Citadel Securities. CGP is the general partner of CALC3 and CAH2. Mr. Griffin is the President and Chief Executive Officer of, and owns a controlling interest in, CGP. The address of Citadel Advisors LLC, Citadel Advisor Holdings II LP, Citadel GP LLC and Kenneth Griffith is c/o Citadel LLC, 131 S. Dearborn Street, 32nd Floor, Chicago, IL 60603.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Michael T. Moe	$50,001 – $100,000
Mark D. Klein	Over $100,000
Mark W. Flynn	None
Independent Directors
Leonard A. Potter	Over $100,000
R. David Spreng	$10,001 – $50,000
William V. Campbell	None
Catherine J. Friedman	None

(1)	The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $9.68 on the Record Date on the NASDAQ Global Select Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

PROPOSAL I: ELECTION OF DIRECTORS

Pursuant to the Company’s bylaws, the number of directors is set at five unless otherwise designated by the Board of Directors. In accordance with the Company’s bylaws, the Board of Directors has designated the number of directors to be seven. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified.

R. David Spreng and Mark D. Klein have been nominated for election for three-year terms expiring in 2017. R. David Spreng and Mark D. Klein are not being proposed for election pursuant to any agreement or understanding between either themselves or the Company.

A stockholder can vote for or withhold his or her vote from either nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the nominees named below. If either nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that the persons named above will be unable or unwilling to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Directors

As described below under “Committees of the Board of Directors — Nominating and Corporate Governance Committee,” the Board of Directors has identified certain desired talents and experience for director nominees. Each of our directors and each of the director nominees has demonstrated high character and integrity; the knowledge, skills and experience necessary to be able to offer advice and guidance to our management in light of prevailing business conditions; familiarity with national and international business matters; experience with accounting rules and practices; appreciation of the relationship of our business to the changing needs of society; and the desire to balance the considerable benefit of continuity with the periodic injection of fresh perspective. Each of our directors and each of the director nominees also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board of Directors and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Our directors and the director nominees have been selected such that the Board of Directors represents a range of backgrounds and experience.

Certain information, as of the Record Date, with respect to the nominees for election at the Annual Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of their particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure.

The business address of each nominee and the directors listed below is 2925 Woodside Road, Woodside, CA 94062.

Nominees for Directors

Independent Nominee

Mr. Spreng is not an “interested person” of GSV Capital as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Name and Year First Elected Director	Age	Background Information
R. David Spreng (2011)	52	Mr. Spreng has served as a member of our Board of Directors since 2011. Mr. Spreng is the founder and has served as Managing General Partner of Crescendo Ventures, a venture capital firm, since its formation in 1998. Mr. Spreng has been active in the formation and development of nearly 50 technology companies, 17 of which have completed initial public offerings. Mr. Spreng has been a participant and a panelist at the World Economic Forum’s annual meeting in Davos, Switzerland, and is a member of the World Economic Forum’s Technology Pioneers selection committee and on the World Economic Forum’s Steering Committee for Entrepreneurship and Successful Growth Strategies. Mr. Spreng also presently sits on the Advisory Board of the Silicon Valley Executive Network, is a member of the Silicon Valley Leadership Group and previously served as a member of the board of, and Chairman of the Government Affairs Committee of, the National Venture Capital Association (NVCA). Mr. Spreng currently serves on the board of directors of a number of private technology-focused companies. In addition, Mr. Spreng previously served on the board of directors of Compellent Technologies, a publicly-traded provider of enterprise-class network solutions, from 2006 to 2011, prior to its acquisition by Dell. Mr. Spreng has previously been named as a defendant in several cases arising out of his service as a member of the board of directors of three public companies. Mr. Spreng is a graduate, with distinction, of the University of Minnesota. Our Board of Directors has concluded that Mr. Spreng’s extensive familiarity with the venture capital industry and experience as a director of other publicly traded companies, provides our Board of Directors with valuable insight and perspective, and that therefore he is qualified to serve as a member of our Board of Directors.

Interested Nominee

Mr. Klein is an “interested person” of GSV Capital as defined in the 1940 Act due to his financial relationship as a consultant for GSV Asset Management.

Name and Year First Elected Director	Age	Background Information
Mark D. Klein (2011)	52	Mr. Klein has served as a member of our Board of Directors since 2011. Mr. Klein also served as a director of New University Holdings Corp., (“NUH”) a capital pool company listed on the TSX Venture Exchange, since its inception in 2010 through August 2011, when NUH merged with ePals, Inc., the world’s largest K-12 learning network provider. In addition, from April 2010 until May 2011, Mr. Klein served as the Chief Executive Officer, President and a Director of 57th Street General Acquisition Corp, a special purpose acquisition company, until it completed a merger with Crumbs Bake Shop. Mr. Klein continues to serve as a Director of Crumbs. Between 2007 and 2009, Mr. Klein served as the Chief Executive Officer, President and a Director of Alternative Asset Management Acquisition Corporation, a special purpose acquisition company he helped form in 2007, and which completed a merger with Great American Group LLC. Mr. Klein continues to serve on the board of directors of Great American Group. From 2007 until 2008, Mr. Klein served as the Chief Executive Officer of Hanover Group US LLC, an indirect
US subsidiary of the Hanover Group. Prior to joining Hanover in 2007, Mr. Klein served as Chairman of Ladenburg Thalmann & Co. Inc. From March 2005 to September 2006, he was Chief Executive Officer and President of Ladenburg Thalmann Financial Services, Inc., the parent of Ladenburg Thalmann & Co. Inc., and Chief Executive Officer of Ladenburg Thalmann Asset Management Inc., a subsidiary of Ladenburg Financial Services, Inc. Prior to joining Ladenburg Thalmann, from June 2000 to March 2005, Mr. Klein served as the Chief Executive Officer and President of NBGI Asset Management, Inc. and NBGI Securities, which were the US subsidiaries of the National Bank of Greece. Mr. Klein has been a registered representative at Ladenburg Thalmann & Co. Inc. since 2005, and a portfolio manager of the LTAM Titan Fund, a fund of funds hedge fund, since 2004. Mr. Klein is also a Managing Member and Majority Partner of M. Klein & Company, LLC, which owns the Klein Group, LLC, a registered broker dealer. Mr. Klein also maintains registration with the Klein Group, LLC as a registered representative and Principal. Mr. Klein is a graduate of the J.L. Kellogg Graduate School of Management at Northwestern University, with a Masters of Management Degree, and also received a Bachelor’s of Business Administration Degree with high distinction from Emory University. Our Board of Directors has concluded that Mr. Klein’s extensive familiarity with the financial and investment banking industries and experience as a director of other publicly-traded companies provides our Board of Directors with valuable insight and perspective, and that therefore he is qualified to serve as a member of our Board of Directors.

Current Directors

Interested Directors

Mr. Moe is an “interested person” of GSV Capital as defined in the 1940 Act due to his positions as Chief Executive Officer of GSV Capital and as a principal of and Chief Investment Officer for GSV Asset Management. Mr. Flynn is an “interested person” of GSV Capital as defined in the 1940 Act due to his positions as Co-Managing Partner of GSV Asset Management and President of GSV Capital Corp.

Name and Year First Elected Director	Term Expires	Age	Background Information
Michael T. Moe (2010)	2015	51	Mr. Moe has served as our Chief Executive Officer and Chairman of our Board of Directors since 2010 and is primarily responsible for overall investment strategies and portfolio management. Mr. Moe served as our President from 2010 to 2014. In addition, Mr. Moe has served as Co-Founder, Chief Executive Officer and Chief Investment Officer of GSV Asset Management since 2010. Mr. Moe previously co-founded and served as Chairman and Chief Executive Officer of ThinkEquity Partners, an investment banking firm focusing on venture capital, entrepreneurial and emerging growth companies, from 2001 to 2008. Prior to founding ThinkEquity, Mr. Moe served as head of Global Growth Research at Merrill Lynch from 1998 to 2001, and before that served as head of Growth Research and Strategy at Montgomery Securities from 1995 to 1998. In 2006, Mr. Moe published his critically acclaimed book Finding the Next Starbucks: How to Identify and Invest in the Hot Stocks of Tomorrow (Penguin/Portfolio Books, 2006). Mr. Moe is currently a member of the board of directors of SharesPost, a private secondary market, ePals, the world’s largest K-12 social learning network, and 2U Inc., a leading provider of educational cloud-based software-as-a-service solution. He is also a member of the advisory board of Institutional Venture Partners (IVP). Mr. Moe earned his BA in Political Science and Economics at the University of Minnesota and is a CFA charter holder. Our Board of Directors has concluded that Mr. Moe’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives the Board of Directors valuable industry-specific knowledge and expertise on these and other matters, and that therefore he is qualified to serve as a member of our Board of Directors.

Name and Year First Elected Director	Term Expires	Age	Background Information
Mark W. Flynn (2011)	2015	58	Mr. Flynn has served as a member of our Board of Directors since 2011, has served as Co-Managing Partner of GSV Asset Management since 2013 and has served as our President since April 30, 2014. Mr. Flynn has managed Trilogy Capital Partners (“Trilogy”), a Menlo Park, California based private investment firm, since its formation in 1997. Prior to forming Trilogy, Mr. Flynn worked in various capacities in the investment banking groups at Salomon Brothers and Volpe, Brown & Whelan. During his investment-banking career Mr. Flynn primarily worked with technology and health care companies. At Salomon Brothers, he was responsible for the Global Software and Internet investment banking activities. Previously Mr. Flynn worked for Arthur Young and Company in the High Technology practice.
Mr. Flynn previously served as a regent at St. John’s University and as Chairman of The Preserve Company. He was also a member of the board of directors of the DAPER Fund at Stanford University as well as a number of privately held companies. He is a graduate of Saint John’s University in Collegeville, Minnesota and received an MBA from Harvard Business School. Our Board of Directors has concluded that Mr. Flynn’s extensive familiarity with the financial and investment management industries and experience evaluating technology-related companies provides our Board of Directors with valuable insight and perspective, and that therefore he is qualified to serve as a member of our Board of Directors.

Independent Directors

The following directors are not an “interested person” of GSV Capital, as defined in the 1940 Act.

Name and Year First Elected Director	Term Expires	Age	Background Information
Leonard A. Potter (2011)	2016	52	Mr. Potter has served as a member of our Board of Directors since 2011. Mr. Potter is currently the President and Chief Investment Officer of Wildcat Capital Management, LLC, a registered investment advisor. From August 2009 through August 2011, Mr. Potter served as the Chief Investment Officer of Salt Creek Hospitality, a private acquirer and owner of hospitality related assets. From December 2002 through July 2009, Mr. Potter was a Managing Director — Soros Private Equity at Soros Fund Management LLC (“SFM”) where, from May 2005 through July 2009, Mr. Potter served as co-head of the Private Equity group and a member of the Private Equity Investment Committee. From September 1998 until joining SFM in 2002, Mr. Potter was a Managing Director of Alpine Consolidated LLC, a private merchant bank, and from April 1996 through September 1998, Mr. Potter founded and served as a Managing Director of Capstone Partners LLC, a private merchant bank. Prior to founding Capstone Partners, Mr. Potter was an attorney specializing in mergers, acquisitions and corporate finance at Morgan, Lewis & Bockius and Willkie Farr & Gallagher. Mr. Potter is currently a member of the board of directors of Solar Senior Capital, Ltd., and Solar Capital Ltd., each a business development company, and Crumbs Bake Shop, Inc. (“CRMB”), and has previously served as a board member of several other public companies. He also serves on the boards of three private companies, including Hilton Worldwide. Mr. Potter has a B.A. from Brandeis University and a J.D. from the Fordham University School of Law. Our Board of Directors has concluded that Mr. Potter’s experience practicing as a corporate lawyer provides valuable insight to the Board of Directors on regulatory and risk management issues, and that his tenure in private equity investments and service as a director of both public and private companies provides industry-specific knowledge and expertise to our Board of Directors, and that therefore he is qualified to serve as a member of our Board of Directors.

Name and Year First Elected Director	Term Expires	Age	Background Information
William V. Campbell (2012)	2016	73	Mr. Campbell has served as a member of our Board of Directors since 2012. Mr. Campbell has served as Chairman of the board of directors of Intuit Inc. since 1998 and has served on the board of directors of Apple Inc. since 1997. Mr. Campbell previously served as Intuit's president and CEO from 1994 to 1998 and as CEO from 1999 until 2000. Mr. Campbell is also the Chair of the Board of Trustees of Columbia University and a director of The National Football Foundation & College Hall of Fame, Inc. Mr. Campbell has a bachelor’s degree in economics and a Master of Science from Columbia University. Our Board of Directors has concluded that Mr. Campbell brings extensive qualifications and acumen to the Board as a result of his executive leadership experience, including his service as a Chairman of a public company, along with extensive financial expertise and technological and industry experience, and that therefore he is qualified to serve as a member of our Board of Directors.
Catherine J. Friedman (2013)	2016	53	Ms. Friedman has served as a member of our Board of Directors since 2013. Ms. Friedman has served as an independent consultant serving public and private growth companies since 2006. Prior to that, Ms. Friedman held the position of Managing Director at Morgan Stanley from 1997 to 2006 and Head of West Coast Healthcare and Co-Head of the Biotechnology Practice at Morgan Stanley from 1993 to 2006. Ms. Friedman has served on the board of directors of XenoPort Inc., a publicly traded biopharmaceutical company, since 2007 and also serves on its Audit and Governance Committees. Ms. Friedman joined the board of Enteromedics, a publicly traded medical device company in 2007 and also serves as the Chair of its Audit Committee. She has been a board member of the Boys and Girls Club of the Peninsula for seven years, where she serves on the Executive and Program committees. Ms. Friedman is a member of the Board of Trustees for Sacred Heart Schools in Atherton. She has a B.A. from Harvard University and received an MBA from the University of Virginia’s Darden School of Business. Our Board of Directors has concluded that Ms. Friedman’s experience as an independent consultant to growth companies in both private and public markets, along with her extensive experience in the financial sector, provides valuable expertise to the Board of Directors, and that therefore, she is qualified to serve as a member of our Board of Directors.

Information about the Executive Officer Who Is Not a Director

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company. Certain of our executive officers serve as directors of, or on the board of managers of, certain of our portfolio companies.

Name	Age	Background Information
Stephen D. Bard	54	Mr. Bard has served as our Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary since 2011. In addition, Mr. Bard has served as a principal and Managing Member of GSV Asset Management since 2010. Mr. Bard co-founded GSV Asset Management in 2010, and he is the firm’s Chief Operating Officer. From 2001 to 2009, Mr. Bard served as Chief Operating Officer and a member of the board of directors of Fuller & Thaler Asset Management (“Fuller & Thaler”), an institutional investment firm. As Chief Operating Officer of Fuller & Thaler, Mr. Bard built out and managed the firm’s non-investment team and infrastructure. From 1998 to 2001, Mr. Bard managed the West Coast for Fidelity Management Trust Company (now Pyramis Global Advisors). Mr. Bard has also held senior consultant and business development roles at Hewitt Associates from 1988 to 1996 and New York Life Investment Management from 1996 to 1998. Mr. Bard is currently a board member of the CFA Society of San Francisco, where he is a member of the Executive Committee. Mr. Bard’s other board and committee service includes work with Purisima West Funds, the Hillsborough Schools Foundation, The Olympic Club Investment & Endowment Committee and Blue Chip Exec. Mr. Bard earned his BS from Duke University and his MBA from the University of California, Berkeley. Mr. Bard is also a CFA charter holder.

Director Independence

In accordance with rules of the NASDAQ Stock Market, our Board of Directors annually determines each director’s independence. We do not consider a director independent unless the Board of Directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. The applicable NASDAQ Stock Market rules provide that a director of a business development company (“BDC”) shall be considered to be independent if he or she is not an “interested person” of GSV Capital, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Michael T. Moe, due to his position as Chief Executive Officer of GSV Capital and as a principal of and the Chief Investment Officer for GSV Asset Management, Mark D. Klein, due to his financial relationship as a consultant with GSV Asset Management, and Mark W. Flynn due to his positions as Co-Managing Partner of GSV Asset Management and President of GSV Capital Corp.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of GSV Capital, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to GSV Capital. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under GSV Capital’s bylaws, our Board of Directors may designate a Chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the Chairman of the Board should be an independent director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of GSV Capital and its stockholders at such times.

Presently, Mr. Moe serves as the Chairman of our Board of Directors. Mr. Moe is an “interested person” of GSV Capital as defined in Section 2(a)(19) of the 1940 Act because he is the Chief Executive Officer of GSV Capital and a principal of and the Chief Investment Officer for GSV Asset Management. Mr. Moe’s history with the GSV Asset Management, familiarity with GSV Asset Management’s investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the Chairman of our Board of Directors. Our view is that GSV Capital is best served through this existing leadership structure, as Mr. Moe’s relationship with GSV Capital’s investment adviser provides an effective bridge and encourages an open dialogue between management and the Board of Directors, ensuring that both groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit, valuation, compensation and nominating and corporate governance committees comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet GSV Capital’s needs.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (a) its three standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (b) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the audit committee, nominating and corporate governance committee, compensation and valuation committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing GSV Capital’s accounting and financial reporting processes, GSV Capital’s systems of internal controls regarding finance and accounting, and audits of GSV Capital’s financial statements. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the board and our management. The valuation committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our investments.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Board of Directors will annually review a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of GSV Capital and its service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of the compliance policies and procedures of GSV Capital and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the independent directors at least once each year.

Our board’s role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject as a business development company. As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet GSV Capital’s needs.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee, Nominating and Corporate Governance Committee, Compensation Committee and a Valuation Committee. During 2013, our Board of Directors held 6 Board meetings, 4 Audit Committee meetings, 8 Valuation Committee meetings and 1 Nominating and Corporate Governance Committee Meeting. The Compensation Committee was established by the Board of Directors in 2014. All directors attended at least 75% of the aggregate number of meetings of our Board of Directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders.

Audit Committee

The audit committee operates pursuant to a charter approved by our Board of Directors, which sets forth the responsibilities of the audit committee. The audit committee’s responsibilities include selecting the independent registered public accounting firm for GSV Capital, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of GSV Capital’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing GSV Capital’s annual financial statements and periodic filings and receiving GSV Capital’s audit reports and financial statements. The audit committee is currently composed of Ms. Friedman and Messrs. Potter, and Spreng, who are considered independent under the rules of the NASDAQ Capital Market and are not “interested persons” of GSV Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Ms. Friedman serves as Chair of the audit committee. Our Board of Directors has determined that Ms. Friedman is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”). Ms. Friedman meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee operates pursuant to a charter approved by our Board of Directors. The members of the nominating and corporate governance committee are Ms. Friedman and Messrs. Potter and Spreng, all of whom are considered independent under the rules of the NASDAQ Capital Market and are not “interested persons” of GSV Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Potter serves as Chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The nominating and corporate governance committee currently does not consider nominees recommended by our stockholders.

The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board of Directors, GSV Capital and its stockholders.

In considering possible candidates for election as a director, the nominating and corporate governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

☐	are of high character and integrity;
☐	are accomplished in their respective fields, with superior credentials and recognition;
☐	have relevant expertise and experience upon which to be able to offer advice and guidance to management;
☐	have sufficient time available to devote to the affairs of GSV Capital;
☐	are able to work with the other members of the Board of Directors and contribute to the success of GSV Capital;
☐	can represent the long-term interests of GSV Capital’s stockholders as a whole; and
☐	are selected such that the Board of Directors represents a range of backgrounds and experience.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee’s goal of creating a Board of Directors that best serves the needs of GSV Capital and the interests of its stockholders.

Valuation Committee

The valuation committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our investments. The Board of Directors and valuation committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of our securities that are not publicly traded and for which there are no readily available market quotations including securities, that while listed on a private securities exchange, have not actively traded. The valuation committee is presently composed of Ms. Friedman and Messrs. Potter, and Spreng, all of whom are considered independent under the rules of the NASDAQ Capital Market and are not “interested persons” of GSV Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Spreng serves as Chairman of the valuation committee.

Compensation Committee

The Compensation Committee is responsible for reviewing and evaluating compensation and making recommendations to the board of directors regarding incentive compensation, to the extent the Company has any employees in the future, and equity-based plans, to the extent the Company is no longer externally managed. In addition, the Compensation Committee is responsible for assisting the board of directors with matters related to compensation generally, including director compensation. The Compensation Committee has the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the Compensation Committee. The compensation committee is presently composed of Ms. Friedman and Messrs. Potter, Campbell and Spreng, all of whom are considered independent under the rules of the NASDAQ Capital Market and are not “interested persons” of GSV Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Campbell serves as Chairman of the compensation committee.

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact the Company’s Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board of Directors by sending their communications to GSV Capital

Corp., c/o Stephen D. Bard, Corporate Secretary, 2925 Woodside Road, Woodside, CA 94062. All stockholder communications received in this manner will be delivered to one or more members of the Board of Directors, as appropriate.

Code of Ethics

The Company has adopted a Code of Ethics which applies to, among others, its senior officers, including its Chief Executive Officer and its Chief Financial Officer, as well as every officer, director and employee of the Company. The Company’s Code of Ethics can be accessed via its website at http://www.gsvcap.com. The Company intends to disclose amendments to or waivers from a required provision of the Code of Ethics on Form 8-K.

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2013.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Michael T. Moe	—	—	—
Mark D. Klein	—	—	—
Mark W. Flynn	$16,750	—	$16,750	(3)
Independent Directors
Leonard A. Potter	$85,000	—	$85,000
R. David Spreng	$85,000	—	$85,000
William V. Campbell	$0	—	$0	(4)
Catherine J. Friedman	$73,500	—	$73,500

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
(3)	Mr. Flynn became an interested director, effective March 9, 2013, as a result of his new position as Co-Managing Partner of GSV Asset Management.
(4)	Mr. Campbell has elected not to receive compensation for his Board service.

Our independent directors currently receive an annual fee of $80,000. They also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board and committee meeting attended in person. In addition, the Chairman of the audit committee receives an annual fee of $10,000 and each Chairman of any other committee receives an annual fee of $5,000 for their additional services, if any, in these capacities. No compensation is paid to directors who are “interested persons” of GSV Capital, as such term is defined in Section 2(a)(19) of the 1940 Act.

Compensation of Chief Executive Officer and Other Executive Officers

None of our officers receives direct compensation from the Company. As a result, we do not engage any compensation consultants. Mr. Moe, our Chief Executive Officer and Mr. Bard, our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary, through their ownership interests in GSV Asset Management, LLC, our investment adviser, are entitled to a portion of any profits earned by GSV Asset Management, LLC in performing its services under the Investment Advisory Agreement by and between the Company and GSV Asset Management (the “Investment Advisory Agreement”), which includes any fees payable to GSV Asset Management under the terms of the Investment Advisory Agreement, less expenses incurred by GSV Asset Management in performing its services under the Investment Advisory Agreement.

The compensation of our officers, as well as our administrative staff, is paid by our investment adviser, GSV Asset Management, subject to reimbursement by us of an allocable portion of such compensation for strictly administrative services rendered by such officers and administrative staff to GSV Capital. None of Mr. Moe's salary is reimbursed by us.

Related Party Transactions and Certain Relationships

We have entered into an Investment Advisory Agreement with GSV Asset Management. GSV Asset Management is controlled by Michael T. Moe, our chief executive officer and chairman of our Board of Directors and Stephen D. Bard, our chief financial officer, chief compliance officer, treasurer and corporate secretary. Messrs. Moe and Bard, as principals of GSV Asset Management, collectively manage the business and internal affairs of GSV Asset Management. Mr. Klein or entities he controls may receive fees from GSV Asset Management in connection with this offering and, from time to time, subsequent thereto for non-investment advisory services he may provide. In addition, GSV Capital Service Company provides us with administrative services, including furnishing us with office facilities, equipment, clerical, bookkeeping services and other administrative services, pursuant to an Administration Agreement. We reimburse GSV Capital Service Company an allocable portion of overhead and other expenses in performing its obligations under the Administration Agreement. Mr. Moe is the managing member of and controls GSV Capital Service Company. While there is no limit on the total amount of expenses we may be required to reimburse to GSV Capital Service Company, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to GSV Capital Service Company.

In April 2012, in connection with our investment in Top Hat, Inc., Cherry Tree & Associates, LLC, an investment banking firm, received a fee of approximately $259,000 for its representation of Top Hat, Inc. Mark Moe, who is the brother of our Chief Executive Officer, Michael Moe, presently serves as a Managing Director of Cherry Tree & Associates, LLC, and may therefore be deemed to have an indirect material interest in such transaction. In February 2013, Mark Moe joined NestGSV, Inc., one of our portfolio companies, as a Vice President of Business Development, Global Expansion. Mark Moe receives no compensation from NestGSV for serving in such capacity.

In addition, our executive officers and directors, and the principals of our investment adviser, GSV Asset Management, serve or may serve as officers and directors of entities that operate in a line of business similar to our own, including new entities that may be formed in the future. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, GSV Asset Management currently manages GSV X Fund, a global long/short absolute return fund, and will likely manage one or more private funds in the future.

While the investment focus of each of these entities may be different from our investment objective, it is likely that new investment opportunities that meet our investment objective will come to the attention of one of these entities, or new entities that will likely be formed in the future in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, our executive officers, directors and investment adviser intend to treat us in a fair and equitable manner consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client. In addition, while GSV Asset Management anticipates that it will from time to time identify investment opportunities that are appropriate for both GSV Capital and the other funds that are currently or in the future may be managed by GSV Asset Management, to the extent it does identify such opportunities, GSV Asset Management has established an allocation policy to ensure that GSV Capital has priority over such other funds. Our Board of Directors will monitor on a quarterly basis any such allocation of investment opportunities between GSV Capital and any such other funds.

GSV Asset Management is the owner of the “GSV” name and marks, which we are permitted to use pursuant to a non-exclusive license agreement between us and GSV Asset Management. GSV Asset Management and its principals also use and may permit other entities to use the “GSV” name and marks in connection with businesses and activities unrelated to our operations. The use of the “GSV” name and marks in connection with businesses and activities unrelated to our operations may not be in the best interest of us or our stockholder and may result in actual or perceived conflicts of interest.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and directors.

We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek Board review and approval or exemptive relief for such transaction. Our Board of Directors will review these procedures on an annual basis.

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our chief executive officer and chief financial officer, as well as all of our officers, directors and employees. Our officers and directors also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our chief compliance officer. Our Board of Directors is charged with approving any waivers under our Code of Ethics. As required by the NASDAQ corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

Finally, we pay GSV Capital Service Company our allocable portion of overhead and other expenses incurred by GSV Capital Service Company in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer and other staff providing administrative services, which creates conflicts of interest that our Board of Directors must monitor. We estimate that we will incur approximately $2.5 million in aggregate expenses under our Administration Agreement during the 12 months of operations following the date of this proxy statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely on a review of copies of such reports and written representations delivered to the Company by such persons, the Company believes that all Section 16(a) filing requirements applicable to our directors, executive officers, and 10.0% or greater stockholders were satisfied in a timely manner during the year ended December 31, 2013.

PROPOSAL II: RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the independent directors of the Board of Directors have selected Grant Thornton LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2014. This selection is subject to ratification or rejection by the stockholders of the Company.

Grant Thornton LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of Grant Thornton LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

	Fiscal Year Ended December 31, 2013	Fiscal Year Ended December 31, 2012
Audit Fees	$572,445	$398,680
Audit-Related Fees	—	—
Tax Fees	—	42,800
All Other Fees	—	—
Total Fees:	$572,445	$441,480

Audit Fees.  Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Grant Thornton LLP in connection with statutory and regulatory filings.

Audit-Related Fees.  Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees.  Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees.  All other fees would include fees for products and services other than the services reported above.

Audit Committee Report

The Audit Committee of the Board of Directors of GSV Capital operates under a written charter adopted by the Board of Directors. The Audit Committee is currently composed of Ms. Friedman and Messrs. Potter, and Spreng.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Grant Thornton LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to subcommittees consisting of one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Review with Management

The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has discussed with Grant Thornton LLP, the Company’s independent registered public accounting firm, matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.

Conclusion

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC. The Audit Committee also recommended the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Respectfully Submitted,
The Audit Committee
Catherine J. Friedman, Chair
Leonard A. Potter
R. David Spreng

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2015 Annual Meeting of Stockholders will be held in June 2015, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting must submit the proposal in writing to the Company at its address in Woodside, California, and the Company must receive the proposal no later than January 1, 2015, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal before the close of business on March 17, 2015 and advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on March 17, 2015.

Notices of intention to present proposals at the 2015 Annual Meeting of Stockholders should be addressed to Stephen D. Bard, Corporate Secretary, GSV Capital Corp., 2925 Woodside Road, Woodside, CA 94062. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

You are cordially invited to attend the Annual Meeting of stockholders in person. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope, or to vote by telephone or through the internet.

By Order of the Board of Directors

/s/ Stephen D. Bard

Stephen D. Bard
Corporate Secretary

Woodside, California
May 1, 2014

PRIVACY NOTICE

Your privacy is very important to us. This Privacy Notice sets forth our policies with respect to non-public personal information about our stockholders and prospective and former stockholders. These policies apply to stockholders in the Company and may be changed at any time, provided a notice of such change is given to you.

You provide us with personal information, such as your address, social security number, assets and/or income information, (i) in correspondence and conversations with us and our representatives and (ii) through transactions in the Company.

We do not disclose any of this non-public personal information about our stockholders, or prospective or former stockholders to anyone, other than to our affiliates, such as our management company, and except as permitted by law, such as to our accountants, attorneys, auditors, brokers, regulators and certain service providers, in such case, only as necessary to facilitate the acceptance and management of your investment or account and our relationship with you. We will comply with all federal and state laws regarding the protection of consumer information.

We will also release information about you if you direct us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation. For example, it may be necessary, under anti-money laundering and similar laws, to disclose information about stockholders in order to accept investments and from and provide reports to them.

We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable us to provide services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

If you have any questions regarding this policy or the treatment of your non-public personal information, please contact our Chief Compliance Officer, currently Stephen D. Bard, at (650) 235-4769.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
GSV CAPITAL CORP.
FOR THE ANNUAL MEETING OF STOCKHOLDERS
JUNE 4, 2014

The undersigned stockholder of GSV Capital Corp. (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Michael T. Moe and Stephen D. Bard, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on June 4, 2013 at 8:30 a.m., Pacific Time, at the office of nestGSV, 425 Broadway Street, Redwood City, CA 94063, and at all postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposals 1 and 2, and in the discretion of the proxies with respect to matters described in Proposal 3.

Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

(CONTINUED ON REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS
GSV CAPITAL CORP.
JUNE 4, 2014

VOTE BY INTERNET — www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by GSV Capital Corp. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE-1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to GSV Capital Corp., c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD
IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE
Please Detach and Mail in the Envelope Provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

1. The election of the following persons (except as marked to the contrary) as a director, each of whom will serve as director of GSV Capital Corp. until 2017, or until their respective successor is duly elected and qualified.	FOR	WITHHOLD AUTHORITY		Nominee:
	☐	☐		R. David Spreng

	☐	☐		Mark D. Klein
2. The ratification of the selection of Grant Thornton LLP as the independent registered public accounting firm for GSV Capital Corp. for the fiscal year ending December 31, 2014.	FOR	AGAINST	ABSTAIN
	☐	☐	☐
3. To vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

IMPORTANT: Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

SIGNATURE	DATE	SIGNATURE	DATE

IF HELD JOINTLY